Exhibit 99.1
                                                                    ------------

David T.
  Thomson P.C. ___________________________Certified Public Accountant
                                          ---------------------------

July 31, 2003

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

I have read Item 4 of Bay Resources Ltd.'s Form 8-K dated July 30, 2003, and have the following comments:

     1.   I agree with the statements made in Item 4 (a).

     2. I have no basis on which to agree or disagree with the statements made in Item 4 (b)

                                            Very truly yours,
                                            /s/ David T. Thomson P. C.

                                            David T. Thomson P.C.








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